Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2011
Acquisitions and Divestitures [Abstract]
Acquisitions and Divestitures
3.	Acquisitions and Divestitures

Acquisitions

The Company accounts for all transactions that represent business combinations after January 1, 2009 using the acquisition method of accounting, where the identifiable assets acquired, the liabilities assumed and any noncontrolling interest in the acquired entity are recognized and measured at their fair values on the date the Company obtains control in the acquiree. Such fair values that are not finalized for reporting periods following the acquisition date are estimated and recorded as provisional amounts. Adjustments to these provisional amounts during the measurement period (defined as the date through which all information required to identify and measure the consideration transferred, the assets acquired, the liabilities assumed and any noncontrolling interests has been obtained, limited to one year from the acquisition date) are recorded as of the date of acquisition. Any material impact to comparative information for periods after acquisition, but before the period in which adjustments are identified, is reflected in those prior periods as if the adjustments were considered as of the acquisition date. Goodwill is determined as the excess of the fair value of the consideration conveyed in the acquisition over the fair value of the net assets acquired.

Effective October 1, 2011, one or more subsidiaries of the Company completed the acquisition of Tomball Regional Hospital (358 licensed beds) located in Tomball, Texas. The total cash consideration paid for fixed assets and working capital was approximately $192.0 million and $17.5 million, respectively, with additional consideration of $15.8 million assumed in liabilities, for a total consideration of $225.3 million. Based upon the Company’s preliminary purchase price allocation relating to this acquisition as of December 31, 2011, approximately $30.8 million of goodwill has been recorded. The preliminary allocation of the purchase price has been determined by the Company based on available information and is subject to settling amounts related to purchased working capital and final appraisals of tangible and intangible assets. Adjustments to the purchase price allocation are not expected to be material.

Effective May 1, 2011, one or more subsidiaries of the Company completed the acquisition of Mercy Health Partners based in Scranton, Pennsylvania, which is a healthcare system comprised of two acute care hospitals, a long-term acute care facility and other healthcare providers. This healthcare system includes Regional Hospital of Scranton (198 licensed beds) located in Scranton, Pennsylvania, and Tyler Memorial Hospital (48 licensed beds) located in Tunkhannock, Pennsylvania. This healthcare system also includes a long-term acute care facility, Special Care Hospital (67 licensed beds) located in Nanticoke, Pennsylvania, as well as several outpatient clinics and other ancillary facilities. The total cash consideration paid for fixed assets was approximately $150.8 million, with additional consideration of $12.3 million assumed in liabilities as well as a credit applied at closing of $2.1 million for negative acquired working capital, for a total consideration of $161.0 million. Based upon the Company’s final purchase price allocation relating to this acquisition, as of December 31, 2011 approximately $43.1 million of goodwill has been recorded.

Effective October 1, 2010, one or more subsidiaries of the Company completed the acquisition of Forum Health based in Youngstown, Ohio, a healthcare system of two acute care hospitals, a rehabilitation hospital and other healthcare providers. This healthcare system includes Northside Medical Center (355 licensed beds) located in Youngstown, Ohio, and Trumbull Memorial Hospital (311 licensed beds) located in Warren, Ohio. This healthcare system also includes Hillside Rehabilitation Hospital (69 licensed beds) located in Warren, Ohio, as well as several outpatient clinics and other ancillary facilities. The total cash consideration paid for fixed assets and working capital was approximately $93.4 million and $27.8 million, respectively, with additional consideration of $40.3 million assumed in liabilities, for a total consideration of $161.5 million. Based upon the Company’s final purchase price allocation relating to this acquisition, as of December 31, 2011 approximately $8.1 million of goodwill has been recorded.

Effective October 1, 2010, one or more subsidiaries of the Company completed the acquisition of Bluefield Regional Medical Center (240 licensed beds) located in Bluefield, West Virginia. The total cash consideration paid for fixed assets was approximately $35.4 million, with additional consideration of $8.9 million assumed in liabilities as well as a credit applied at closing of $1.8 million for negative acquired working capital, for a total consideration of $42.5 million. Based upon the Company’s final purchase price allocation relating to this acquisition, as of December 31, 2011 approximately $2.4 million of goodwill has been recorded.

Effective July 7, 2010, one or more subsidiaries of the Company completed the acquisition of Marion Regional Healthcare System located in Marion, South Carolina. This healthcare system includes Marion Regional Hospital (124 licensed beds), an acute care hospital, along with a related skilled nursing facility and other ancillary services. The total cash consideration paid for fixed assets and working capital was approximately $18.6 million and $5.8 million, respectively, with additional consideration of $3.9 million assumed in liabilities, for a total consideration of $28.3 million. Based upon the Company’s final purchase price allocation relating to this acquisition, as of December 31, 2011 no goodwill has been recorded.

On December 31, 2009, one or more subsidiaries of the Company completed an affiliation transaction providing $54.2 million of financing to Rockwood Clinic, P.S., a multi-specialty clinic with 32 locations across the inland northwest region of eastern Washington and western Idaho. This transaction was accounted for as a purchase business combination.

Effective June 1, 2009, one or more subsidiaries of the Company acquired from Akron General Medical Center the remaining 20% noncontrolling interest in Massillon Community Health System, LLC not then owned by a subsidiary of the Company. This entity indirectly owns and operates Affinity Medical Center of Massillon, Ohio. The purchase price for this noncontrolling interest was $1.1 million in cash. Affinity Medical Center is now wholly-owned by these subsidiaries of the Company.

Effective April 30, 2009, one or more subsidiaries of the Company acquired Wyoming Valley Health Care System in Wilkes-Barre, Pennsylvania. This healthcare system includes Wilkes-Barre General Hospital (392 licensed beds), an acute care hospital located in Wilkes-Barre, Pennsylvania, and First Hospital Wyoming Valley, a behavioral health facility located in Kingston, Pennsylvania, as well as other outpatient and ancillary services. The total consideration for fixed assets and working capital of Wyoming Valley Health Care System was approximately $133.7 million and $30.0 million, respectively, with additional consideration of $25.4 million assumed in liabilities and net of $14.2 million of cash in acquired bank accounts, for a total consideration of $174.9 million. Based upon the Company’s final purchase price allocation relating to this acquisition, as of December 31, 2011 no goodwill has been recorded.

Effective April 1, 2009, one or more subsidiaries of the Company acquired from Share Foundation the remaining 50% equity interest in MCSA L.L.C., an entity in which one or more subsidiaries of the Company previously had a 50% unconsolidated noncontrolling interest. One or more subsidiaries of the Company provided MCSA L.L.C. certain management services. This acquisition resulted in these subsidiaries of the Company owning a 100% equity interest in that entity. MCSA L.L.C. owns and operates Medical Center of South Arkansas (166 licensed beds) in El Dorado, Arkansas. The purchase price was $26.0 million in cash. As of the acquisition date, one or more subsidiaries of the Company had a liability to MCSA L.L.C. of $14.1 million, as a result of a cash management agreement previously entered into with the hospital. Upon completion of the acquisition, this liability was eliminated in consolidation.

Effective February 1, 2009, one or more subsidiaries of the Company completed the acquisition of Siloam Springs Memorial Hospital (73 licensed beds), located in Siloam Springs, Arkansas, from the City of Siloam Springs. The total consideration for this hospital consisted of approximately $0.1 million paid in cash for working capital and approximately $1.0 million of assumed liabilities. In connection with this acquisition, a subsidiary of the Company entered into a lease agreement for the existing hospital and agreed to build a replacement facility at this location, with construction required to commence by February 2011 and be completed by February 2013. As security for this obligation, a subsidiary of the Company deposited $1.6 million into an escrow account at closing and agreed to deposit an additional $1.6 million by February 1, 2010, which the Company’s subsidiary deposited in January 2010. If the construction of the replacement facility is not completed within the agreed time frame, the escrow balance will be remitted to the City of Siloam Springs. If the construction of the replacement facility is completed by February 2013 as planned, the escrow balance will be returned to the Company’s subsidiary.

Approximately $16.0 million, $8.9 million and $6.7 million of acquisition costs related to prospective and closed acquisitions were expensed during the years ended December 31, 2011, 2010 and 2009, respectively.

The table below summarizes the allocations of the purchase price (including assumed liabilities) for the above acquisition transactions (in thousands):

	2011	2010
Current assets	$26,017	$46,842
Property and equipment	280,639	169,209
Goodwill	73,923	10,537
Intangible assets	2,260	1,730
Other long-term assets	3,497	—
Liabilities	28,089	51,124

The operating results of the foregoing transactions have been included in the consolidated statements of income from their respective dates of acquisition, including operating revenues, net of contractual allowances and discounts (but before the provision for bad debts) of $169.7 million for the year ended December 31, 2011 from hospital acquisitions that closed during 2011 and $139.0 million for the year ended December 31, 2010 from hospital acquisitions that closed during 2010. The following pro forma combined summary of operations of the Company gives effect to using historical information of the operations of the acquisitions in 2011 and 2010 discussed above as if the transactions had occurred as of January 1, 2010 (in thousands, except per share data):

	Year Ended December 31,
	2011	2010
	(Unaudited)
Pro forma net operating revenues	$12,180,247	$11,792,639
Pro forma net income	173,697	259,978
Pro forma net income per share:
Basic	$1.93	$2.83

Diluted	$1.92	$2.80

Pro forma adjustments to net income include adjustments to depreciation and amortization expense, net of the related tax effect, based on the estimated fair value assigned to the long-lived assets acquired, and to interest expense, net of the related tax effect, assuming the increase in long-term debt used to fund the acquisitions had occurred as of January 1, 2010. These pro forma results are not necessarily indicative of the actual results of operations.

Additionally, during 2011, the Company paid approximately $57.9 million to acquire the operating assets and related businesses of certain physician practices, clinics and other ancillary businesses that operate within the communities served by its hospitals. In connection with these acquisitions, the Company allocated approximately $13.1 million of the consideration paid to property and equipment, $2.9 million to net working capital, $1.6 million to other intangible assets and the remainder, approximately $40.3 million consisting of intangible assets that do not qualify for separate recognition, was allocated to goodwill. These acquisition transactions were accounted for as purchase business combinations.

During 2010, the Company paid approximately $67.4 million to acquire the operating assets and related businesses of certain physician practices, clinics and other ancillary businesses that operate within the communities served by its hospitals. In connection with these acquisitions, the Company allocated approximately $35.6 million of the consideration paid to property and equipment and the remainder, approximately $35.4 million consisting of intangible assets that do not qualify for separate recognition, was allocated to goodwill. These acquisition transactions were accounted for as purchase business combinations.

Discontinued Operations

Effective February 1, 2011, the Company sold Willamette Community Medical Group, which is a physician clinic operating as Oregon Medical Group, located in Springfield, Oregon, to Oregon Healthcare Resources, LLC, for $14.6 million in cash; this business had a carrying amount of net assets, including an allocation of reporting unit goodwill, of $19.7 million.

Effective September 1, 2011, the Company sold Southcrest Hospital, located in Tulsa, Oklahoma, Claremore Regional Hospital, located in Claremore, Oklahoma, and other related healthcare assets affiliated with those hospitals to Hillcrest Healthcare System, part of Ardent Health Services, for approximately $154.2 million in cash. The carrying amount of the net assets sold in this transaction, including an allocation of reporting unit goodwill, was approximately $193.0 million.

Effective October 22, 2011, the Company sold Cleveland Regional Medical Center, located in Cleveland, Texas, and other related healthcare assets affiliated with the hospital to New Directions Health Systems, LLC for approximately $0.9 million in cash. The carrying amount of the net assets sold in this transaction, including an allocation of reporting unit goodwill, was approximately $14.2 million.

Effective March 31, 2009, the Company, through its subsidiaries Triad-Denton Hospital LLC and Triad-Denton Hospital LP, completed the settlement of pending litigation, which resulted in the sale of its ownership interest in a partnership, which owned and operated Presbyterian Hospital of Denton (255 licensed beds) in Denton, Texas, to Texas Health Resources for $103.0 million in cash. Also as part of the settlement, these subsidiaries transferred certain hospital related assets to Texas Health Resources.

In connection with management’s decision to sell the previously mentioned facilities, the Company has classified the results of operations of the above mentioned hospitals as discontinued operations in the accompanying consolidated statements of income. As of December 31, 2011, no hospitals are held for sale.

Net operating revenues and income from discontinued operations for the respective periods are as follows (in thousands):

	Year Ended December 31,
	2011	2010	2009
Net operating revenues	$144,546	$305,562	$348,796

(Loss) income from operations of entities sold before income taxes	(12,390)	(10,460)	1,492
Impairment of hospitals sold	(51,695)	—	—
Loss on sale, net	(4,301)	—	(644)

(Loss) income from discontinued operations before income taxes	(68,386)	(10,460)	848
(Benefit from) provision for income taxes	(10,115)	(3,688)	282

(Loss) income from discontinued operations, net of taxes	$(58,271)	$(6,772)	$566

Interest expense was allocated to discontinued operations based on sales proceeds available for debt repayment.

The long-lived assets and allocated goodwill at December 31, 2010 of the hospitals and physician clinic sold during the year ended December 31, 2011 totaled approximately $182.7 million, and are included in the accompanying consolidated balance sheet in other assets, net.